GLOBALT GROWTH FUND

                                   PROSPECTUS


                                JANUARY 31, 2000


INVESTMENT OBJECTIVE:
Provide long-term growth of capital





3060 Peachtree Road, N.W.
One Buckhead Plaza, Suite 225
Atlanta, Georgia  30305
http://www.globalt.com
877-Buy-GROWX (877-289-4769)


















THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                            PAGE

ABOUT THE FUND                                                               3

FEES AND EXPENSES OF INVESTING IN THE FUND                                   5

HOW TO BUY SHARES                                                            6

HOW TO REDEEM SHARES                                                         8

DETERMINATION OF NET ASSET VALUE                                             9

DIVIDENDS, DISTRIBUTIONS AND TAXES                                          10

MANAGEMENT OF THE FUND                                                      10

FINANCIAL HIGHLIGHTS                                                        11

FOR MORE INFORMATION                                                BACK COVER

ABOUT THE FUND

INVESTMENT OBJECTIVE

    The investment objective of the GLOBALT Growth Fund is to provide long term growth of capital.

PRINCIPAL STRATEGIES

       The Fund invests primarily in common stocks of larger capitalization U.S. companies (those with market capitalizations of $3 billion or more) with multi-national exposure. The Fund's investment adviser, GLOBALT, Inc., selects investments which it believes offer superior growth potential, based on certain fundamental and technical standards of selection. These standards of selection may include o positive trends in stock analyst's estimates, o quarterly earnings
that exceed consensus forecasts by Wall Street    analysts,
o  low price-to-value ratios, and
o superior long term growth rate potential as determined by such factors as recent company earnings analysis, cyclical outlook, industry analysis and specific company competitive advantages.

The  adviser  seeks  to  limit   investment  risk  by  diversifying  the  Fund's
investments across a broad range of economic sectors, industries and companies.

      As the adviser believes exposure to rapidly growing foreign markets enhances growth potential, stocks in the Fund's portfolio will be of U.S. companies which compete in both U.S. and foreign economies and thus, in the adviser's opinion, are globally positioned for success. It is anticipated that, in the aggregate, the stocks in the Fund's portfolio will derive a substantial portion of their future business outside of the U.S.

      After screening for U.S. companies with greater exposure to foreign markets, the adviser uses the stock selection process described above to assemble the portfolio. As the Fund will primarily invest in growth-oriented stocks, it is expected that the Fund will generate a total return that is predominantly derived from long term capital appreciation. Although current income in the form of dividends is also expected, income is incidental to the Fund's principal strategies.

    The Fund may sell a security when the adviser believes that a company's financial and/or competitive position is deteriorating, the company's score in the adviser's research process worsens, or the adviser identifies a better investment opportunity.

PRINCIPAL RISKS OF INVESTING IN THE FUND

o MANAGEMENT RISK. The strategy used by the Fund's adviser may fail to produce the intended results.
o COMPANY RISK. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. The value of an individual company can be more volatile than the market as a whole.

o MARKET RISK. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets and could cause the Fund's share price to fall.

o FOREIGN OPERATIONS RISK. Because the companies in which the Fund invests depend heavily on foreign sales, any serious foreign economic or political problems, or significant fluctuations in currency exchange rates, could have a negative impact on the Fund.

o TURNOVER RISK. The Fund may at times have a portfolio turnover rate that is higher than other stock funds. Higher portfolio turnover would result in correspondingly greater brokerage commission expenses (which will lower the Fund's total return) and may result in the distribution to shareholders of additional capital gains for tax purposes.

o An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o The Fund is not a complete investment program. As with any mutual fund investment, the Fund's returns will vary and you could lose money.

IS THE FUND RIGHT FOR YOU?

The Fund may be suitable for:

o Long-term investors seeking a fund with a growth investment strategy o Investors willing to accept price fluctuations in their investment
o Investors who can tolerate the greater risks associated with common stock investments

GENERAL

    The investment objective of the Fund may be changed without shareholder approval.

    From time to time, the Fund may take temporary defensive positions which are inconsistent with the Fund's principal investment strategies, in an attempt to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, securities of other no-load mutual funds or repurchase agreements. If the Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

HOW THE FUND HAS PERFORMED

      The bar chart shows changes in the Fund's returns since the Fund's inception. The table shows how the Fund's average annual total returns compare over time to those of a broad-based securities market index.

    During the period shown, the highest return for a quarter was 23.26% (4th quarter, 1999); and the lowest return was -13.62% (3rd quarter, 1999).

AVERAGE ANNUAL TOTAL RETURNS:

                              One Year    Since Inception

The Fund                        27.15%           26.67%
S&P 500 Index                   21.04%           26.28%

                  FEES AND EXPENSES OF INVESTING IN THE FUND

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases .........................NONE
Maximum Deferred Sales Charge (Load)......................................NONE
Redemption Fee............................................................NONE
Exchange Fee..............................................................NONE

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
Management Fees..........................................................1.17%
Distribution (12b-1) Fees.................................................NONE
Other Expenses...........................................................0.01%
Total Annual Fund Operating Expenses.....................................1.18%

Example:

      The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, reinvestment of dividends and distributions, 5% annual total return, constant operating expenses, and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your costs will be:

                  1 YEAR      3 YEARS     5 YEARS     10 YEARS
                  ------      --------    -------     --------
                   $121        $377        $652         $1,438

                                HOW TO BUY SHARES

      The minimum initial investment in the Fund is $25,000 and minimum subsequent investments are $5,000. If your investment is aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums may apply to the omnibus account, not to your individual investment. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions. However, if you purchase or redeem shares through a broker/dealer or another intermediary, you may be charged a fee by that intermediary.

INITIAL PURCHASE

      BY MAIL- You may make a direct initial investment by following these steps:
o     complete and sign the investment application form which accompanies this Prospectus;
o     write a check (subject to the minimum amounts) made payable to the Fund;
o     mail the application and check to:

U.S. MAIL:                            OVERNIGHT:
GLOBALT Growth Fund                   GLOBALT Growth Fund
c/o Unified Fund Services, Inc.       c/o Unified Fund Services, Inc.
P.O. Box 6110                         431 North Pennsylvania Street
Indianapolis, Indiana  46206-6110     Indianapolis, Indiana  46204

      BY WIRE- You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Unified Fund Services, Inc. the Fund's transfer agent at (877) 289-4769 to set up your account and obtain an account number. You should be prepared at that time to provide the information on the application. Then, provide your bank with the following information for purposes of wiring your investment:

      Firstar Bank, N.A.
      ABA #0420-0001-3
      Attn: GLOBALT Growth Fund
      Account Name _________________(write in shareholder name)
      For the Account # ______________(write in account number)
      D.D.A.# 483889739

      You must mail a signed application to Firstar Bank, N.A, the Fund's custodian, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

ADDITIONAL INVESTMENTS

      You may purchase additional shares of the Fund at any time (subject to minimum investment requirements) by mail, wire, or automatic investment. Each additional mail purchase request must contain:

      -your name                -the name of your account(s)
      -your account number(s)   -a check made payable to GLOBALT Growth Fund

Checks should be sent to the GLOBALT Growth Fund at the address listed above. A bank wire should be sent as outlined above.

TAX SHELTERED RETIREMENT PLANS

      Since the Fund is oriented to longer-term investments, the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund's transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund's transfer agent about the IRA custodial fees.

OTHER PURCHASE INFORMATION

      The Fund may limit the amount of purchases and refuse to sell to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

                              HOW TO REDEEM SHARES

      You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. Presently there is no charge for wire redemptions; however, the Fund may charge for this service in the future. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. If you redeem your shares through a broker/dealer or other institution, you may be charged a fee by that institution.

      BY MAIL - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. MAIL:                            OVERNIGHT:
GLOBALT Growth Fund :                 GLOBALT Growth Fund
c/o Unified Fund Services, Inc.       c/o Unified Fund Services, Inc.
P.O. Box 6110                         431 North Pennsylvania Street
Indianapolis, Indiana  46206-6110     Indianapolis, Indiana  46204


      Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. This request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of the Fund or the Fund's transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

      BY TELEPHONE - You may redeem any part of your account in the Fund by calling the Fund's transfer agent at (877) 289-4769. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

      The Fund or the transfer agent may terminate the telephone redemption and exchange procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

      ADDITIONAL INFORMATION - If you are not certain of the requirements for a redemption please call the Fund's transfer agent at (877) 289-4769. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates.

      Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund is less than $25,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax adviser concerning the tax consequences of involuntary redemptions. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. Your shares are subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Fund.

                        DETERMINATION OF NET ASSET VALUE

      The price you pay for your shares is based on the Fund's net asset value per share (NAV). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets
(including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

      The Fund's assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

      DIVIDENDS AND DISTRIBUTIONS. The Fund typically distributes substantially all of its net investment income in the form of dividends to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request. The Fund expects that its distributions will consist primarily of capital gains.

      TAXES. In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when a Fund is about to make a capital gains distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

      Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

      The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax adviser about your investment.

                             MANAGEMENT OF THE FUND

      GLOBALT, Inc., 3060 Peachtree Road, N.W., One Buckhead Plaza, Suite 225, Atlanta, Georgia 30305, serves as investment adviser to the Fund. The adviser manages large capitalization equity, medium capitalization equity, balanced and fixed income portfolios for a variety of tax-exempt and taxable clients. During the fiscal year ended October 31, 1999, the Fund paid the adviser a fee equal to 1.17% of its average daily net assets.

      The investment decisions for the Fund are made by a committee of the adviser, which is primarily responsible for the day-to-day management of the Fund's portfolio.

      The Fund's adviser pays all of the operating expenses of the Fund except brokerage, taxes, interest, fees and expenses of non-interested person trustees and extraordinary expenses. In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the adviser. The adviser (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a "servicing fee" for performing certain administrative functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

                              FINANCIAL HIGHLIGHTS

      The following condensed supplementary financial information for the period December 1, 1995 (commencement of operations) to October 31, 1996, and for the fiscal years ended October 31, 1997, 1998 and 1999 is derived from the audited financial statements of the Fund. The financial statements of the Fund have been audited by McCurdy & Associates CPA's, Inc., independent public accountants, and are included in the Fund's Annual Report. The Annual Report contains additional performance information and is available upon request and without charge.

                                          FOR THE PERIODS ENDED OCTOBER 31

                                         ---------------------------------
                                           1999        1998        1997      1996 (a)
                                         ---------   ---------   ---------   ---------
                                         ---------   ---------   ---------   ---------
SELECTED PER SHARE DATA

Net asset value, beginning of period       $16.14      $15.66      $12.48     $10.00
                                         ---------   ---------   ---------   ---------
Income from investment operations:
  Net investment income (loss)              (0.05)      0.02        0.01        0.01
  Net realized and unrealized gain           4.27       1.86        3.34        2.47
                                         ---------   ---------   ---------   ---------
Total from investment operations             4.22        1.88        3.35        2.48
                                         ---------   ---------   ---------   ---------
Less Distributions
  From net investment income                (0.02)      (0.01)      -           -
  From net realized gain                    (0.81)      (1.39)      (0.17)        -
                                         ---------   ---------   ---------   ---------
Total Distributions                         (0.83)      (1.40)      (0.17)      -
                                         ---------   ---------   ---------   ---------

Net asset value, end of period             $19.53      $16.14       $15.66    $12.48
                                         =========   =========   =========   =========

TOTAL RETURN (b)                           26.67%      13.28%      27.15%      24.80%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000)           $16,934     $11,709      $8,003      $3,443
Ratio of expenses to average net assets     1.17%       1.17%       1.17%       1.16% (c)
Ratio of expenses to average net assets
  before reimbursement                      1.18%       1.19%       1.19%       1.25% (c)
Ratio of net investment income (loss) to
  average net assets                      (0.27)%       0.14%       0.06%       0.11% (c)
Ratio of net investment income (loss) to
  average net assets before               (0.28)%       0.12%       0.04%       0.02% (c)
  reimbursement
Portfolio turnover rate                   120.46%      83.78%     110.01%      66.42% (c)

(a)  December 1, 1995 (commencement of operations) to October 31, 1996
(b)  For periods of less than a full year, total returns are not annualized.
(c)  Annualized

FOR MORE INFORMATION

    Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations.
Shareholder  reports  contain  management's  discussion  of  market  conditions, investment strategies and performance results as of the Fund's latest semi-annual or annual fiscal year end.

      Call the Fund at 877-Buy-Growx (877-289-4769) to request free copies of the SAI and the Fund's annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries.

      You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Investment Company Act #811-9096